UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: May 6, 2014

ABAKAN INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation or organization)

000-52784

98-0507522

(Commission File Number)

(IRS Employer Identification Number)

Robert H. Miller, Chief Executive Officer

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

(786) 206-5368

Registrant’s telephone number, including area code

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)

Effective May 6, 2014, the Board of Directors of Abakan Inc. (the “Corporation”) accepted the resignation of Jeffrey Webb as a Director of the Corporation.

(d)

Effective May 6, 2014, the Board of Directors of the Corporation appointed Dr. Ryan Owen to serve as a member of the Corporation’s Board of Directors.

Dr. Owen is recognized in the oil and gas industry as having expertise in delivery of major projects,

operations management, technology development as well as strategy consulting. From 2012 to 2014, Dr.

Owen was engaged in setting up operations and project development at Ping Petroleum, an oil and gas start-up company based in Malaysia. Prior to joining Ping Petroleum, Dr. Owen worked with Wood

Mackenzie, Inc. as a Managing Consultant for a number of companies and government organizations related to the energy sector. Dr. Owen came to Wood Mackenzie after working for BP plc from 1997 to

2010, in a broad range of international engineering and engineering management roles. His responsibilities at BP included working as Lead Engineer on oil and gas assets in BP’s Gulf of Mexico

Business Unit, Executive Personal Advisor to the Vice President of Technology (Exploration and

Production), Lead Process/Project Engineer for BP’s Angola Gas Business Unit and Senior Process

Engineer for BP Upstream Technology Group based in Houston, Texas. During his tenure with BP, Dr.

Owen was awarded a number of technology awards in internal company wide competitions and speaks

English, Italian and German fluently with basic Spanish, French and Norwegian.

Dr. Owen earned his PhD at the University of Cambridge in Bio-Chemical Engineering and his MEng

(Masters) in Chemical Engineering at the Imperial College of Science, Technology and Medicine in

London, England. He is also a Chartered Engineer (U.K. equivalent of Professional Engineer).

Dr. Owen has not entered into any arrangement or understanding with any other persons in connection with his appointment to the Corporation’s Board of Directors and is not related to any director, executive officer or person nominated or chosen by the Corporation to become a Director or Executive Officer.

Dr. Owen has not entered into any related transaction with the Corporation, except in connection with his appointment to the Board of Directors, pursuant to which he entered into a Board of Director’s compensation agreement and a stock option agreement. The Board of Director’s compensation agreement provides for the issuance of 20,000 restricted shares authorized as of his appointment to the Board of

Directors and the grant of 150,000 stock options that vest equally over three years, to purchase shares of the Corporation’s common stock in accordance with the Abakan Inc. 2009 Stock Option Plan, at an exercise price of $1.00 per share.

For purposes of determining director independence, the Corporation has applied the definitions set out in

NASDAQ Rule 4200(a) (15). Under this Rule, a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Accordingly, the Corporation deems Dr.

Owen to be an independent director.

Dr. Owen has further accepted appointment to the Corporation’s Nominating and Corporate Governance

Committee, Compliance and Ethics Committee, Compensation Committee and Audit Committee.

_____________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

May 14, 2014

Name: Robert H. Miller

Title: Chief Executive Officer

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